                                                                   EXHIBIT 10.02

                       THIRD AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

                         Dated as of September 26, 2001

                                      among

                      VERITAS SOFTWARE GLOBAL CORPORATION,
                   as the Construction Agent and as the Lessee

          THE VARIOUS PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                         OPERATIVE AGREEMENTS FROM TIME
                                    TO TIME,
                               as the Guarantors,

              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not
      individually, except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the VS Trust 2000-1,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Holders,

                THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS
           WHICH ARE PARTIES TO THE PARTICIPATION AGREEMENT AND OTHER
                     OPERATIVE AGREEMENTS FROM TIME TO TIME,
                                 as the Lenders,

                                       and

                             BANK OF AMERICA, N.A.,
                      as the Agent for the Secured Parties

                       THIRD AMENDMENT AND RESTATEMENT OF
                          CERTAIN OPERATIVE AGREEMENTS

        This THIRD AMENDMENT AND RESTATEMENT OF CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of September 26, 2001, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (as successor to First Security Bank, National Association), a national banking association, not individually but solely as the Owner Trustee under the VS Trust 2000-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the VS Trust 2000-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                               W I T N E S S E T H

        WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 9, 2000 (the "Participation Agreement"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $40 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

        WHEREAS, the Lessee has requested amendments and modifications to certain of the covenants set forth in the Participation Agreement; and

        WHEREAS, the Financing Parties have agreed to the requested amendments and modifications on the terms and conditions set forth herein.

        NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:


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                             PARTICIPATION AGREEMENT

        1. Clause (iv) of Section 8.3A(a) of the Participation Agreement is amended in its entirety to read as follows:

                (iv) [Intentionally Left Blank].

        2. Clause (v) of Section 8.3A(a) of the Participation Agreement is amended in its entirety to read as follows:

                (v) Accountant's Certificate; Other Agreements, Etc. Within 120 days after the close of each fiscal year of the Lessee, a certificate of the accountants conducting the annual audit specifying the nature and extent of any Default or Event of Default that they have become aware of in their course of review (if the accountants are not aware of any Default or Event of Default, no such certificate is required).

        3. Clause (vi) of Section 8.3A(a) of the Participation Agreement is amended in its entirety to read as follows:

                (vi) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Parent or any of its Consolidated Subsidiaries in connection with any special audit of the books of such Person.

        4. Clause (x) of Section 8.3A(a) of the Participation Agreement is amended in its entirety to read as follows:

                (x) Other Information. With reasonable promptness upon any such request, such other instruments, agreements, certificates, opinions, statements, documents and other information regarding the business, operations, properties or financial condition of a Credit Party and any of its Consolidated Subsidiaries as the Agent or the Majority Secured Parties may from time to time reasonably request.

        5. Section 8.3A(h) of the Participation Agreement is amended in its entirety to read as follows:

                (h) Financial Covenants.

                        (i) Leverage Ratio. The Leverage Ratio, as of the last
                day of each fiscal quarter of the Lessee, shall be less than or equal to:

                        (A) From and including September 30, 2001 to and including June 30, 2002, 2.75 to 1.0;

                        (B) From July 1, 2002 to and including September 30, 2003, 2.50 to 1.0; and

                        (C) From October 1, 2003 and thereafter, 2.0 to 1.0.


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                (ii) EBITDA. EBITDA, for each period set forth below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 8.3(A)(a)(i), shall not be less than (i) $400,000,000 for the twelve month period ending September 30, 2001, (ii) $500,000,000 for the twelve month period ending December 31, 2001 and March 31, 2002, (iii) $525,000,000 for the twelve month period ending June 30, 2002 and September 30, 2002 and (iv) $600,000,000 for the twelve month period ending December 31, 2002 and each March 31, June 30, September 30 and December 31 thereafter.

                (iii) Quick Ratio. The Quick Ratio, as of the last day of each fiscal quarter of the Lessee, shall be greater than or equal to 1.20:1.0.

        6. A new clause (i) is added to Section 8.3A of the Participation Agreement to read as follows:

                (i) Annual Meeting.

                Within ninety (90) days following the end of each fiscal year of the Lessee, the Lessee will hold an annual meeting with the Agent, the Lenders and the Holders during which the Lessee will review with the Agent, the Lenders and the Holders the business plans and financial projections of the Lessee for the then-current fiscal year.

        7. Clause (iii) of Section 8.3B(a) of the Participation Agreement is amended in its entirety to read as follows:

                (iii) purchase money Indebtedness (including obligations in respect of Capital Leases) hereafter incurred by a Credit Party or any of its Consolidated Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together incurred in any fiscal year of the Lessee shall not exceed $80,000,000, (ii) the total of all such Indebtedness for all such Persons taken together (including any such Indebtedness referred to in subsection (ii) above) shall not exceed $160,000,000 at any one time outstanding; (iii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iv) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

        8. Clause (iv) of Section 8.3B(a) of the Participation Agreement is amended in its entirety to read as follows:

                (iv) other unsecured Indebtedness (exclusive of Indebtedness permitted under subsection (v) and subsection (vi) of this Section 8.3B(a)) of the Credit Parties and their Consolidated Subsidiaries in an aggregate amount not to exceed the sum of $725,000,000 plus twenty percent (20%) of the Tangible Net Worth as of the last day of the immediately preceding fiscal quarter on terms and conditions satisfactory in form and substance to the Majority Secured Parties; provided, however, the amount of Indebtedness permitted under this subsection (iv) shall be reduced by an amount equal to the sum of (a) the aggregate outstanding Loans, plus (b) the aggregate outstanding Holder Advances, plus (c) accrued and unpaid Interest or Holder Yield due and owing on such Loans or Holder Advances, plus (d) any other amounts due and owing by the Lessee or the Construction Agent to any Person under any Operative Agreement, plus (e) the aggregate outstanding Loans (as such term is defined in Appendix A to the Mountain View Participation Agreement) under the Mountain View Lease Financing, plus
        (f) the aggregate


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        outstanding Holder Advances (as such term is defined in Appendix A to the Mountain View Participation Agreement) under the Mountain View Lease Financing plus (g) accrued and unpaid Interest or Holder Yield (in each case, as defined in Appendix A to the Mountain View Participation Agreement) due and owing on such Loans or Holder Advances, plus (h) any other amounts due and owing by the Lessee or the Construction Agent to any Person under the Mountain View Lease Financing, plus (i) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Milpitas Lease Financing, plus (j) any Indebtedness outstanding and all other amounts due and owing by any Credit Party under the Revolving Credit Agreement;

        9. In Section 8.3B(a), clauses (vii) and (viii) are renumbered as clauses (ix) and (x) thereof, and new clauses (vii) and (viii) are added thereto to read as follows:

                (vii) Indebtedness of a Credit Party and its Consolidated Subsidiaries arising from the endorsement of instruments for collection in the ordinary course of business (other than any such Indebtedness arising under any asset securitization program);

                (viii) Indebtedness of a Credit Party and its Consolidated Subsidiaries with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business in an aggregate outstanding principal amount not to exceed $50,000,000 at any time;

        10. In Section 8.3B(b) of the Participation Agreement, the "." at the end thereof is deleted and replaced with the following:

                , and (vi) additional Liens provided that the Indebtedness secured thereby is permitted under Section 8.3B(a) and the aggregate principal amount of the Indebtedness secured thereby does not exceed an amount equal to the sum of $100,000,000 plus ten percent of Tangible Net Worth as of the last day of the immediately preceding fiscal quarter.

        11. In Section 8.3B(m) of the Participation Agreement, the "." at the end thereof is deleted and replaced with the following:

        (any such transaction being a "Sale-Leaseback Transaction"); provided, however, that the Credit Parties and their Consolidated Subsidiaries may enter into a Sale-Leaseback Transaction to the extent that the aggregate amount of the sales proceeds of the properties subject to all Sale-Leaseback Transactions does not exceed an amount equal to the sum of $100,000,000 plus ten percent of Tangible Net Worth as of the last day of the fiscal quarter immediately preceding such Sale-Leaseback Transaction.

        12. Clause (vii) of the definition of "Permitted Investments" in Appendix A to the Participation Agreement is amended to read as follows:

                (vii) Investments in any other Person provided that the aggregate outstanding amount of all such Investments shall not exceed an amount equal to the sum of $175,000,000 plus ten percent of Tangible Net Worth as of the last day of the immediately preceding fiscal quarter.

        13. The definition of "Tangible Net Worth" is added to Appendix A to the Participation Agreement to read as follows:

                "Tangible Net Worth" means, as of any date, shareholders' equity or net worth of the Credit Parties and their Consolidated Subsidiaries on a consolidated basis minus goodwill,


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

        patents, trade names, trademarks, copyrights, franchises, organizational expense, deferred expenses and other assets in each case as are shown as "intangible assets" on a balance sheet of the Credit Parties and their Consolidated Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                                  MISCELLANEOUS

        1. This Amendment shall be effective upon satisfaction of the following conditions:

        (a) execution and delivery of this Amendment by the parties hereto and execution and delivery of such other documents, agreements or instruments reasonably deemed necessary or advisable by the Agent; and

        (b) (i) receipt by the Agent of an officer's certificate of the Lessee and the Construction Agent (in form and in substance reasonably satisfactory to the Agent) specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment and

                (ii) receipt by the Agent of an officer's certificate of each Credit Party (other than the Lessee and the Construction Agent), such officer's certificate to be in form and substance reasonably satisfactory to the Agent and certifying as to the incumbency of the officer of such Credit Party executing this Amendment;

        (c) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Agent; and

        (d) receipt by the Agent, for the ratable benefit of each Lender and each Holder, of an amendment fee equal to the product of twelve and one half basis points (0.125%) multiplied by the sum of the aggregate Commitments of all Lenders and the aggregate Holder Commitments of all Holders after giving effect to this Amendment.]

        2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain unmodified and in full force and effect.

        3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

        4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

        5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         [The remainder of this page has been left blank intentionally.]


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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        VERITAS SOFTWARE GLOBAL CORPORATION, as
                                        the Construction Agent and as the Lessee

                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------
                                        Name:      Kevin Olson
                                        Title:     Treasurer

                                        VERITAS SOFTWARE CORPORATION,
                                        as a Guarantor


                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------
                                        Name:      Kevin Olson
                                        Title:     Treasurer

                                        VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------
                                        Name:      Kevin Olson
                                        Title:     Treasurer

                                        VERITAS SOFTWARE TECHNOLOGY HOLDING
                                        CORPORATION, as a Guarantor

                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------
                                        Name:      Kevin Olson
                                        Title:     Treasurer


                           [signature pages continue]

                                        VERITAS OPERATING CORPORATION,
                                        as a Guarantor

                                        By:        /s/ KEVIN OLSON
                                           -------------------------------------
                                        Name:      Kevin Olson
                                        Title:     Treasurer


                           [signature pages continue]

                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION (as successor to First
                                        Security Bank, National Association),
                                        not individually, but solely as the
                                        Owner Trustee under the VS Trust 2000-1

                                        By:    /s/ VAL T. ORTON
                                           -------------------------------------
                                        Name:  Van T. Orton
                                        Title: Vice President


                           [signature pages continue]

                                        BANK OF AMERICA, N.A., as a Holder,
                                        as a Lender and as the Agent


                                        By:           /s/ JOUNI KORHONEN
                                           -------------------------------------
                                        Name:         Jouni Korhonen
                                        Title:        Managing Director


                           [signature pages continue]

                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender

                                        By:    /s/ JULIEN MICHAELS
                                           -------------------------------------
                                        Name:  Julien Michaels
                                        Title: Vice President


                           [signature pages continue]

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        as a Holder and as a Lender

                                        By:    /s/ JAMES B. GOUDY
                                           -------------------------------------
                                        Name:  James B. Goudy
                                        Title: Vice President


                           [signature pages continue]

                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                        as a Holder and as a Lender

                                        By:    /s/ VAL T. ORTON
                                           -------------------------------------
                                        Name:  Val T. Orton
                                        Title: Vice President


                              [signature pages end]